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                                                                   EXHIBIT 10.26

                         AMERICAN BIO-TECHNOLOGIES, INC.

                             1989 STOCK OPTION PLAN


        1. PURPOSE

        The purpose of this 1989 Stock Option Plan (the "Plan") is to encourage directors, consultants and key employees of American Bio-Technologies, Inc. (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company, by providing favorable opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options, some of which, as specially designated under Section 4 hereof, are designed to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The term "Subsidiary" as used in the Plan means a corporation of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (5O%) or more of the total combined voting power of all classes of stock.

        2. ADMINISTRATION OF THE PLAN

        The Plan shall be administered by a Stock Options Committee (the "Committee") of which the initial members shall be Simon R. McKenzie, Wm. Terry Elliott, Dr. George Jones and Dr. Deborah Pavan-Langston. In the event that a vacancy occurs on account of the resignation of a member or the removal of a member by vote of the holders of a majority of the shares of the Company's common stock, a successor member shall be appointed by vote of the holders of a majority of the shares of the Company's common stock. No member of the Committee shall be eligible to vote on the grant to himself of an option under the Plan.

        The Committee may from time to time determine to whom options shall be granted under the Plan, whether the options granted shall be incentive stock options or non-qualified stock options, the terms of the options, and the number of shares which may be purchased under the option or options. The Committee shall report to the Board the names of individuals to whom options are to be granted, the number of shares covered by each option and the terms and conditions of each option.

        The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such



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rules and regulations, of the Plan or of options granted thereunder (the
"Options") shall be subject to the determination of the Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 4 hereof to qualify as "incentive stock options" as described in Section 422A of the Code.

        3. OPTION SHARES

        The stock subject to Options under the Plan shall be shares of the Company's common stock, no par value. (the "Stock"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 150,000 shares; provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 17. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan.

        4. AUTHORITY TO GRANT OPTIONS

        The Board shall grant from time to time, to such eligible individuals as the Committee shall from time to time determine, an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, each of which Option or Options shall be designated at the time of grant either a nonqualified option or an "incentive stock option" within the meaning of
Section 422A of the Code. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

        5. WRITTEN AGREEMENT

        Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed herein and shall be signed by the optionee and by the President or any Vice President of the Company for and in the name and an behalf of the Company. Such an option agreement shall indicate whether the subject Option has been designated a non-qualified option or an incentive stock option, and shall contain such other provisions as the Committee in its discretion shall deem advisable.


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        6. ELIGIBILITY

        The individuals who shall be eligible for grant of Options under the Plan shall be key employees (including officers who may be members of the Board) and other individuals who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. Options designated incentive stock options shall not be granted to any individual who is not an employee of the Company or a Subsidiary.


        7. OPTION PRICE

        The price at which shares may be purchased pursuant to an Option shall be specified by the Board at the time the Option is granted, but in the case of an incentive stock option shall not be less than the fair market value of the shares of Stock on the date the Option is granted. For purposes of the Plan, the "fair market value" of a share of Stock at any particular date shall be determined according to the following rules: (i) if the Stock is not at the time listed or admitted to trading on a stock exchange, the fair market value shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board and regularly reporting the price of the Stock in such market; provided, however, that if the price of the Stock is not so reported, the fair market value shall be determined by the Board, which may take into consideration (1) the price paid for the Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of fair market value.

        In the case of any employee of the Company or a Subsidiary who owns, directly or indirectly, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the, Company or of any corporation which on the date of grant of an Option is a Subsidiary, the price at which shares may be so purchased pursuant to an incentive stock option shall be not


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less than one hundred ten percent (110%) of the fair market value of the Stock on the date the Option is granted.

        8. DURATION OF OPTIONS

        The duration of any Option shall be specified by the Committee, but no Option designated an incentive stock option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and no incentive stock option granted to an employee of the Company or a Subsidiary who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Committee, in its discretion, may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

        9. AMOUNT EXERCISABLE

        Each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee in its discretion may provide in the option agreement.

        10. EXERCISE OF OPTION

        Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this
Section 10, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Board in its discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

        Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock previously acquired by the optionee. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (i) certificates registered in the name of such optionee representing a number of shares of Stock legally and beneficially owned by such optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice equal to the option price of the

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shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Board in its discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section 10, the Board, in its sole discretion, may refuse to accept shares of Stock in payment of the option price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such optionee together with notice by the Company to such optionee of the refusal of the Board to accept such shares of Stock.

        Alternatively, if the option agreement so specifies, payment of the option price may be made in part by a promissory note executed by the optionee and collaterally secured by the Stock obtained upon exercise of the Option, providing for repayment at such time or times as the Board shall specify; provided, however, (a) that such promissory note shall provide for repayment no later than five (5) years from the date of exercise and for interest at a rate not less than the "base" rate announced on the date of exercise by The First National Bank of Boston, (b) that in any event an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section 10 and (c) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, margin lending rules. The decision as to whether to permit partial payment by a promissory note for Stock to be issued upon exercise of any Option granted shall rest entirely in the discretion of the Board.

        As promptly as practicable after the receipt by the Company of (i) written notice from the optionee setting forth the number of shares with respect to which such Option is to be exercised and (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section 10, the Company shall cause to be delivered to such optionee certificates representing the number of shares with respect to which such Option has been so exercised.


        11. TRANSFERABILITY OF OPTIONS

        Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his lifetime only by him.


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        12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE
C0MPANY

        For purposes of this Section 12, employment by a Subsidiary shall be considered employment by the Company. Non-qualified options shall be exercisable following an Optionee's termination of employment to the extent provided below with respect to incentive stock options, unless otherwise set forth in the option agreement for such non-qualified options. Except as may be otherwise expressly provided herein, Options designated incentive stock options shall be exercisable after the optionee's termination of employment with the Company only within the period of three (3) months after the date the optionee ceases to be in the employ of the Company, and only to the extent to which the optionee was entitled to exercise the Option immediately prior to the termination of his employment. If, before the date of expiration of the Option, the optionee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or three (3) months after the date of such retirement. In the event of the death of the holder of an Option before the date of expiration of such Option and while in the employ of the Company or during the three (3) month period described in the preceding sentence, or in the event of the retirement of the optionee for reasons of disability (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of such date of expiration or one (1) year following the date of such death or retirement. After the death of the optionee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Option to the extent to which the optionee was entitled to exercise the Option on the date of his death.

        Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the optionee for purposes of the Plan, provided that either (i) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

        For optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the optionee's involvement with the Company as may be set forth in the specific written option agreement with the optionee.

        13. REQUIREMENTS OF LAW

        The Company shall not be required to sell or issue any shares upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the optionee or the


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                                      -7-


Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), upon exercise of any Option the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

        14. NO RIGHTS AS STOCKHOLDER

        No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 18 no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

        15. EMPLOYMENT OBLIGATION

        The granting of any Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any optionee, or to engage or retain the services of any optionee, and the right of the Company or any Subsidiary to terminate the employment or services of any optionee shall not be diminished or affected by reason of the fact that an Option has been granted to him. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment for any reason.

        16. FORFEITURE FOR DISHONESTY

        Notwithstanding anything to the contrary in the Plan, if the Board determines, after full consideration of the facts presented on behalf of both the Company and the optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, the optionee shall forfeit all unexercised


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                                      -8-


Options. The decision of the Board as to the cause of an optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of such optionee by the Company or a Subsidiary.


        17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

        The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

        The number of shares covered by any outstanding Option and the price per share payable upon exercise thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from the subdivision, split, combination or consolidation of shares of Stock or any other capital adjustment, the payment of a Stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith.

        In the event the Company merges or consolidates with one or more corporations and the Company is the surviving corporation, thereafter upon any exercise of an Option, the holder thereof shall be entitled to purchase in lieu of the number of shares of Stock as to which the Option shall then be exercisable, the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if immediately prior to such merger or consolidation, the holder had been the holder of record of shares of Stock as to which the Option is then exercisable.

        In the event the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the optionees will be entitled to acquire shares of the common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.


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        Except as otherwise provided in the preceding paragraph, if the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, shares of such stock or other securities as the holders of shares of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board may waive any limitations imposed pursuant to Section 9 so that all Options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; and (iii) all outstanding Options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Option not less than thirty
(30) days preceding the effective date of such merger, consolidation, liquidation, sale or disposition and provided that the Board may in its sole discretion waive any limitations imposed pursuant to Section 9 with respect to any Option so that such Option shall be exercisable in full or in part as the Board may determine during such thirty (30) day period.

        Except as hereinbefore expressly provided, the issue by the Company of shares of Stock or other securities of any class or securities convertible into shares of Stock or other securities of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

        18. AMENDMENT OR TERMINATION OF PLAN

        The Board may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (i) materially increase the benefits accruing to optionees under the Plan;
(ii) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; (iii) reduce the option price at which incentive stock options may be granted to an amount less than the fair market value per share at the time the Option is granted; or (iv) change the class of persons eligible to receive incentive stock options. Notwithstanding the preceding sentence, the Board shall in all events have the power


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to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.


        19. REPURCHASE RIGHTS OF THE COMPANY

        Unless an optionee's option agreement specifically provides to the contrary, the provisions of this Section 19 shall apply to each Option granted under the Plan and to the shares of Stock acquired on exercise thereof. Shares of Stock acquired by any person pursuant to an Option or Options granted under the Plan shall not be transferred by him without the written consent of the Board. If the optionee's employment by or involvement with the Company (including, for this purpose, any Subsidiary) shall terminate for any reason other than his death or retirement for reasons of age or disability in accordance with the then policy of the Company, the Company shall have the right to repurchase all or any of such shares of Stock at a price equal to the fair market value of the shares of Stock at the time of such repurchase. In addition, if at the time of such termination an employee holds an Option granted under the Plan which is by its terms exercisable after such termination, the Company shall have the right to repurchase all or any part of the shares of Stock acquired pursuant to the exercise of such Option, at a price equal to that described in the preceding sentence. If the option price for any repurchased shares has been paid by the optionee's promissory note pursuant to Section 10, then the repurchase price for such shares of Stock shall be first applied to the repayment of the outstanding amount, if any, due under such note in respect of the repurchased shares, and any accrued but unpaid interest thereon. The Company's right to repurchase shares of Stock may be exercised at any time during the period beginning on the date of the optionee's termination of employment and ending ninety (90) days after the later of (i) the date of such termination and (ii) the date on which shares of Stock subject to the repurchase rights of this Section 19 are acquired by the employee. Any such shares of Stock as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the restrictions of this Section 19.


        20. EFFECTIVE DATE AND DURATION OF THE PLAN

        The Plan shall become effective and shall be deemed to have been adopted on January 1, 1989, subject only to ratification by the holders of at least a majority of the outstanding shares of Stock within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the


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                                      -11-


tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.

                        AMERICAN BIO-TECHNOLOGIES, INC.
                          1990-1991 STOCK OPTION PLAN

     1.   PURPOSE

     The purpose of this 1990-1991 Stock Option Plan (the "Plan") is to encourage the directors, consultants and key employees of American Bio-Technologies, Inc. (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company, by providing favorable opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options, some of which, as specially designated under Section 4 hereof, are designed to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The term "Subsidiary" as used in the plan means a corporation of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

     2.   ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company. No member of the Board shall be eligible to vote on the grant to himself of an option under the Plan.

     The Board may from time to time determine to whom options (the "Options") shall be granted under the Plan, whether the options granted shall be incentive stock options or non-qualified stock options, the terms of the Options, and the number of which which may be purchased under the Option or Options.

     The Board shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Board shall constitute a quorum, and acts of the Board at which a quorum is present, or acts reduced to or approved in writing by all the members of the Board, shall be the valid acts of the Board. The Board shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan or of Options granted thereunder shall be subject to the determination of the Board, which shall be final and binding. The Plan shall be administered in such manner as to permit those options granted hereunder and specially designated under Section 4 hereof to qualify as "incentive stock options" as described in Section 422A of the Code.

     3.   OPTION SHARES

     The stock subject to Options under the Plan shall be shares of the Company's common stock, no par value (the "Stock"). The total amount of the Stock with respect to which Options may be granted shall not exceed in the aggregate 135,000 shares; provided that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 17. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexpired portion of such Option may again be subject to an Option under the Plan.

     4.   AUTHORITY TO GRANT OPTIONS

     The Board shall grant from time to time, to such eligible individuals as the Board shall from time to time determine, an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, each of which Option or Options shall be designated at the time of grant either a "non-qualified option" or an "incentive stock option" within the meaning of Section 422A of the Code. Subject only to any applicable limitations set forth elsewhere in the Plan. The number of shares of Stock to be covered by any Option shall be as determined by the Board.

     5.   WRITTEN AGREEMENT

     Each Option granted hereunder shall be embodied in a written agreement which shall be subject to the terms and conditions prescribed herein and shall be signed by the optionee and by the President or any Vice President of the Company for and in the name and on behalf of the Company. Such an option agreement shall indicate whether the subject Option has been designated a non-qualified option or an incentive stock option, and shall contain such other provisions as the Board in its discretion shall deem advisable.

     6.   ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be key employees (including officers who may be members of the Board) and other individuals who render services of special importance to the management, operation or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. Options designated incentive stock options shall not be granted to any individual who is not an employee of the Company or a Subsidiary.

     7.   OPTION PRICE

     The price at which shares may be purchased pursuant to an Option shall be specified by the Board at the time the Option is granted, but in any case shall not be less than the fair market value of the shares of Stock on the date the Option is granted. For the purposes of the Plan, the "fair market value" of a share of Stock at any particular date shall be determined according to the following rules: (i) if the Stock is not at the time listed or admitted to trading on a stock exchange, the fair market value shall be the mean between the lowest reported bid price and the highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board and regularly reporting the price of the Stock in such market; provided, however, that if the price of the Stock is not so reported, the fair market value shall be determined by the Board, which may take into consideration (1) the price paid for the Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or
(2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the mean between the lowest and highest reported sale prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of fair market value.

     In the case of any employee of the company or a Subsidiary who owns, directly or indirectly, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any corporation which on the date of grant of Option is a subsidiary, the price at which shares may be so purchased pursuant to an incentive stock option shall be not less than one hundred and ten percent (110%) of the fair market value of the stock on the date the Option is granted.

     8.   DURATION OF OPTIONS

     The duration of any Option shall be specified by the Board, but no Option designated an incentive stock option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and no incentive stock option granted to an employee of the Company or a Subsidiary who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Board, in its discretion, may provide that an Option shall be exercisable during its entire duration or during any lesser period of time, provided, however, that an Option designated an "incentive stock option" shall not be exercisable within two years immediately following the date the Option is granted.

     9.   AMOUNT EXERCISABLE

     Each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Board in its discretion may provide in the option agreement.

    10.   EXERCISE OF OPTION

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this
Section 10, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Board in its discretion shall consider acceptable. Such notice shall be sent by registered mail, return receipt requested, to the Clerk of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

     Alternatively, payment of the option may be made, in whole or in part, in shares of Stock previously acquired by the optionee. If payment is made in whole or in part in shares of Stock, then the optionee shall deliver to the Company in payment of the option price of the shares with respect to which such Option is exercised (i) certificates registered in the name of such optionee representing a number of shares of Stock legally and beneficially owned by such optionee, free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice equal to the option price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates; and (ii) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order of the Company, in an amount in United States dollars equal to the amount of such excess, as the Board in its discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section 10, the Board, in its sole discretion, may refuse to accept shares of Stock in payment of the option price of the shares with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such optionee together with notice by the Company to such optionee of the refusal of the Board to accept such shares of Stock.

     Alternatively, if the option agreement so specifies, payment of the option price may be made in part by a promissory note executed by the optionee and collaterally secured by the Stock obtained upon the exercise of the Option, providing for repayment at such time or times as the Board shall specify; provided, however, (a) that such promissory note shall provide for repayment no later than five (5) years from the date of exercise and for interest at a rate not less than the

"base" rate announced on the date of exercise by The First National Bank of Boston, (b) that in any event an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents or shares of Stock in accordance with this
Section 10 and (c) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, margin lending rules. The decision as to whether to permit partial payment by a promissory note for Stock to be issued upon exercise of any Option granted shall rest entirely in the discretion of the Board.

     As promptly as practicable after the receipt by the Company of (i) written notice from the optionee setting forth the number of shares with respect to which such Option is to be exercised and (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section 10, the Company shall cause to be delivered to such optionee certificates representing the number of shares with respect to which such Option has been so exercised.

     11.  TRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

     12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY.

     For the purposes of this Section 12, employment by a Subsidiary shall be considered employment by the Company. Non-qualified options shall be exercisable following an optionee's termination of employment to the extent provided below with respect to incentive stock options, unless otherwise set forth in the option agreement for such non-qualified options. Except as may be otherwise expressly provided herein, Options designated incentive stock options shall be exercisable after the optionee's termination of employment with the Company only within the period of three (3) months after the date the optionee ceases to be in the employ of the Company, and only to the extent to which the optionee was entitled to exercise the Option immediately prior to the termination of his employment. If, before the date of expiration of the Option, the optionee shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or three (3) months after the date of such retirement. In the event of the death of the holder of an Option before the date of expiration of such Option and while in the employ of the Company or during the three (3) month period described in the preceding sentence, or in the event of the disability (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of such date of expiration or one (1) year following the date of such death or retirement. After the death of the optionee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Option to the extent to which the optionee was entitled to exercise the Option on the date of his death.

     Authorized leave of absence on military or government service shall not constitute severance of the employment relationship between the Company and the optionee for the purposes of the Plan, provided that either (i) such absence is for a period of no more than ninety (90) days or (b) the employee's right to re-employment after such absence is guaranteed either by statute or by contract.

     For optionees who are not employees of the Company, options shall be exercisable for such periods following termination of the optionee's involvement with the Company as may be set forth in the specific written option agreement with the optionee.

        13.     REQUIREMENTS OF LAW

        The Company shall not be required to sell or issue any shares upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), upon exercise of any Option the Company shall not be required to issue such shares unless the Board has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares, except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

        14.     NO RIGHTS AS STOCKHOLDER

        No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 18, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

        15.     EMPLOYMENT OBLIGATION

        The granting of any Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any optionee, or to engage or retain the services of any optionee, and the right of the Company or any Subsidiary to terminate the employment or services of any optionee shall not be diminished or affected by reason of the fact that an Option has been granted to him. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment for any reason.

        16.     FORFEITURE FOR DISHONESTY

        Notwithstanding anything to the contrary in the Plan, if the Board determines, after full consideration of the facts presented on behalf of both the Company and the optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment by the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, the optionee shall forfeit all unexercised Options. The decision of the Board as to the cause of an optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of such optionee by the Company or a Subsidiary.

        17.     CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

        The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference securities, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares covered by any outstanding Option and the price per share payable upon exercise thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from the subdivision, split, combination or consolidation of shares of Stock or any other capital adjustment, the payment of a Stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith.

     In the event the Company merges or consolidates with one or more corporations and the Company is the surviving corporation, thereafter upon any exercise of an Option, the holder thereof shall be entitled to purchase in lieu of the number of shares of Stock as to which the Option shall then be exercisable, the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the holder had been the holder of record of shares of Stock as to which the Option is then exercisable.

     In the event the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the optionees will be entitled to acquire shares of the common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

     Except as otherwise provided in the preceding paragraph, if the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to he provisions of clause (iii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, shares of such stock or other securities as the holders of shares of Stock received pursuant to the terms of the merger, consolidation or sale; (ii) the Board may waive any limitations imposed pursuant to Section 9 so that all Options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Board, shall be exercisable in full; and (iii) all outstanding Options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of such merger, consolidation, liquidation, sale or disposition and provided that the Board may, in its sole discretion, waive any limitations imposed pursuant to Section 9 with respect to any Option so that such Option shall be exercisable in full or in part as the Board may determine during such thirty (30) day period.

     Except as hereinbefore expressly provided, the issue by the Company of shares of Stock or other securities of any class or securities convertible into shares of Stock or other securities of any class for cash or property or for any labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     18.  AMENDMENT OR TERMINATION OF PLAN

     The Board may modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (i) materially increase the benefits accruing to optionees under the Plan;
(ii) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; (iii) reduce the option price at which incentive stock options may be granted to an amount less than the fair market value per share at the time the Option is granted; or (iv) change the class of persons eligible to receive incentive stock options. Notwithstanding the preceding sentence, the Board shall in all events have the power to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

     19.  REPURCHASE RIGHTS OF THE COMPANY

     Unless an optionee's option agreement specifically provides to the contrary, the provisions of this Section 19 shall apply to each Option granted under the Plan and to the shares of Stock acquired on exercise thereof. Shares of Stock acquired by any person pursuant to an Option or Options granted under the Plan shall not be transferred by him without the written consent of the Board. If the optionee's employment by or involvement with the Company (including, for this purpose, any Subsidiary) shall terminate for any reason other than his death or retirement for reasons of age or disability in accordance with the then policy of the Company, the Company shall have the right to repurchase all of any of such shares of Stock at a price equal to the fair market value of the shares of Stock at the time of such repurchase. In addition, if at the time of such termination an employee holds an Option granted under the Plan which is by its terms exercisable after such termination, the Company shall have the right to repurchase all or any part of the shares of Stock acquired pursuant to the exercise of such Option, at a price equal to that described in the preceding sentence. If the option price for any repurchased shares has been paid by the optionee's promissory note pursuant to Section 10, then the repurchase price for such shares of Stock shall be first applied to the repayment of the outstanding amount, if any, due under such note in respect of the repurchased shares, and any accrued but unpaid interest thereon. The Company's right to repurchase shares of Stock may be exercised at any time during the period beginning on the date of the optionee's termination of employment and ending ninety (90) days after the later of (i) the date of such termination and (ii) the date on which the shares of Stock subject to the repurchase rights of this Section 19 are acquired by the employee. Any such shares of Stock as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the restrictions of this Section 19.

     20.  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective and shall be deemed to have been adopted on January 1, 1990, subject only to ratification by the holders of at least a majority of the outstanding shares of Stock within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.